UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

November 20, 2009

SKYE INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-27549	88-0362112
(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd, Suite 104 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(480) 993-2300

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 20, 2009, management of the registrant concluded that the registrant’s financial statements for the year ended December 31, 2008 included in the registrant’s Form 10-K that was filed on March 26, 2009 (the "Report") cannot be relied upon. Management made the determination that its valuation of the beneficial conversion feature and the stock options were not properly accounted for. Management has apprised the registrant’s Board of Directors and has discussed the matters in the Report with its independent auditors. Management’s plan are to include restated financial statements on the forthcoming Form 10-K for the fiscal year ended December 31, 2009 that is expected to be filed in March 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE International, Inc.

Date: November 20, 2009	By:	/s/ Gregg C. Johnson
Name: Gregg C. Johnson
Title: Executive Vice President & Chief Operating Officer

2